DSM LARGE CAP GROWTH FUND
Institutional Class (DSMLX)
Supplement dated March 28, 2014 to
Summary Prospectus dated October 31, 2013

At a meeting of the shareholders of the DSM Large Cap Growth Fund (the “Fund”) held on March 28, 2014, the shareholders approved the re-classification of the Fund as “non-diversified” effective immediately.  Accordingly, the following revisions are hereby made to the Summary Prospectus.

The following sentence is added to the end of the paragraph titled, “Principal Investment Strategies – Permissible Securities” on page 2 of the Institutional Class Summary Prospectus:

“The Fund is a non-diversified fund and may, from time to time, have a significant exposure to one or more issuers, industries or sectors of the economy.”

The following risk disclosure is added on page 2 of the Institutional Class Summary Prospectus:

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Non-Diversification Risk.  A non-diversified fund may hold a significant percentage of its assets in the securities of one company, and therefore it may be more sensitive to market changes than a diversified fund.

Please retain this Supplement with the Summary Prospectus.